Valley Forge Fund, Inc.

3741 Worthington Road

Collegeville, PA 19426-3431

(484) 802-3007

April 16, 2016

Dear Fellow Shareholder,

On April 13, 2016 the Fund had received the required number of Shareholder Votes and Shareholder Votes in favor of the Board’s recommended Resolution to Liquidate and Dissolve the Valley Forge Fund, Inc. Therefore, the Fund’s Board and Officers are now in the process of closing the Fund with the ever-present goal of continuing to make all decisions and actions in the Best Interests of the Shareholders. It is anticipated that the Fund will have divested all of its Securities and be in an ‘All Cash’ position by May 1, 2016. At that time the Fund will update all expected Expenses and begin to calculate and pay out the first of the anticipated two Distributions.

If you have any questions, please contact the undersigned at Don_Peterson@verizon.net or (484) 802-3007.

Sincerely,

Donald A. Peterson, VFF President